AMERICAN INDEPENDENCE FUNDS TRUST

(the “Trust”)

SUPPLEMENT DATED JULY 9, 2012

TO THE

PROSPECTUS DATED FEBRUARY 29, 2012

AS AMENDED THROUGH APRIL 5, 2012

ABSOLUTE RETURN BULL BEAR BOND FUND

(the “Fund”)

(TICKER SYMBOLS:  TBBIX, AABBX)

This Supplement, dated July 9, 2012, to the Fund’s Prospectus dated February 29, 2012, as amended April 5, 2012, terminates the voluntary waiver described in the April 5, 2012 supplement to the Prospectus and supersedes such supplement. Effective immediately, the Prospectus is hereby amended and supplemented to reflect the following changes:

Under “MORE ABOUT THE FUND”, the sub-section “Fund Management” on page 9 is updated to include the following paragraph immediately following the second paragraph:

Voluntary waivers.  From April 5, 2012 through July 8, 2012, the Adviser voluntarily agreed to waive its investment advisory fee and/or pay expenses to the extent necessary to limit the Fund’s Total Annual Fund Operating Expenses to 0.90% and 1.15% of the Fund’s average net assets for the Institutional Class Shares and Class A Shares, respectively. The voluntary waivers do not apply to Acquired Fund Fees and Expenses. The Adviser’s voluntary waiver and/or reimbursement may be discontinued at any time and was discontinued effective July 9, 2012.

The Fund’s Total Annual Fund Operating Expenses are still contractually limited to 1.30% and 1.55% of the Fund’s average net assets for the Institutional Class Shares and Class A Shares, respectively, per the expense table under “Fees and Expenses of the Fund” in the Fund’s Prospectus dated February 29, 2012.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE